EXHIBIT 32.1 SECTION 1350 CERTIFICATION OF CHIEF EXECUTIVE OFFICER

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, the Principal Executive Officer (CEO) of Viking Capital Group, Inc. (the "Company") hereby certifies that to his knowledge on the date hereof:

         (1) The Annual Report on Form 10-KSB of the Company, for the year ended December 31, 2004, filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  March 30, 2005        /s/ R. Steve Mills
                              ------------------
                              R. Steve Mills
                              Chief Executive Officer







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